Exhibit 10.16.2

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SECOND AMENDMENT TO SUPPLY AGREEMENT

FOR BULK NARCOTICS RAW MATERIALS

THIS SECOND AMENDMENT TO SUPPY AGREEMENT FOR BULK NARCOTICS RAW MATERIALS, originally made and entered into effective as of July 1,1998 and amended on July 1, 2000 (“SUPPLY AGREEMENT”), by and between ENDO PHARMACEUTICALS INC. (“BUYER”) and MALLINCKRODT INC. (“SELLER”), is made and entered between BUYER and SELLER effective on and as of July 1, 2006.

WHEREAS, the parties desire to amend the aforementioned SUPPLY AGREEMENT for the second time in certain respects,

NOW, THEREFORE, the parties hereto agree as follows:

1.	The current Attachment A of the SUPPLY AGREEMENT, referred to in Article 1.E thereof shall be deleted in its entirety and replaced by a new Attachment A, attached to this SECOND AMENDMENT as Exhibit 1.

2.	Attachment B of the SUPPLY AGREEMENT, as referred to in Article 1.E. thereof, shall be amended by the addition of the specifications for *** in the form attached to this SECOND AMENDMENT as Exhibit 2.

3.	Article 2.A. of the SUPPLY AGREEMENT will be deleted in its entirety and replaced by the following new Article 2.A.: “A. Buyer will purchase from SELLER no less than *** of BUYER’s annual requirements of each of *** any additional products which BUYER and SELLER agree to designate as PRODUCTS (as discussed in Article 2.E. below); provided that, notwithstanding the preceding provisions of this Article 2.A, in no event shall BUYER be required to purchase more than *** of its annual requirements for *** in any annual period beginning on or after ***.”

4.	Article 5.B. of the SUPPLY AGREEMENT will be amended by inserting in the third line thereof, after the words: “***” and before the word “***”, a comma followed by the words “***”.

5.	Article 19 of the Supply Agreement will be deleted in its entirety and replaced by the following new Article 19:

“19.	NOTICE

Except as set forth in Article 13.B., any notices hereunder shall be delivered in writing addressed as follows:

If to BUYER:

Mr. Peter Lankau, President and CEO

Endo Pharmaceuticals, Inc.

100 Endo Boulevard

Chadds Ford, Pennsylvania 19317

with a copy to:

Ms. Caroline Manogue

Senior Vice President, General Counsel and Secretary

Endo Pharmaceuticals, Inc.

100 Endo Boulevard

Chadds Ford, Pennsylvania 19317

If to SELLER:

Michael J. Collins

President, Pharmaceuticals Group

Mallinckrodt Inc.

675 McDonnell Boulevard

St. Louis, Missouri 63042

with a copy to:

C. Stephen Kriegh

Vice President, Legal

Mallinckrodt Inc.

675 McDonnell Boulevard

St. Louis, Missouri 63042”

6.	The consequence of the above stated amendments is that the Supply Agreement between BUYER and SELLER effective as of July 1, 1998, as amended effective December 16, 1999 and extended via letter on April 14, 2005, relative to the supply by SELLER to BUYER of ***, shall be deemed terminated and of no further force or effect on and as of the close of business on June 30, 2006.

7.	Except as expressed amended herein, all of the other terms of the SUPPLY AGREEMENT, as amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO SUPPLY AGREEMENT FOR BULK NARCOTICS RAW MATERIALS effective as of the day and year first above written.

MALLINCKRODT INC.		ENDO PHARMACEUTICALS INC.

By:	/S/ PAT E. CUNNINGHAM	By:	/S/ PETER A. LANKAU
Title:	VP and GM Bulk Pharma	Title:	President & CEO

EXHIBIT 1

ATTACHMENT “A”

PRODUCT LISTING AND PRICING SCHEDULE

The prices set forth below shall be the base prices for calculation of PRODUCT prices:

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EXHIBIT 2

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